UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.1)

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under Rule 14a-12

Sunshine Biopharma Inc. (Name of Registrant as Specified in its Charter) (Name of Person(s) Filing Proxy Statement if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V80829 - P39827 SUNSHINE BIOPHARMA INC. 333 LAS OLAS WAY, CU4 SUITE 433 FORT LAUDERDALE, FL 33301 SUNSHINE BIOPHARMA INC. 2025 Annual Meeting Vote by December 10, 2025 11:59 PM ET You invested in SUNSHINE BIOPHARMA INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on December 11, 2025. Get informed before you vote View the Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to November 27, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1 - 800 - 579 - 1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote Virtually at the Meeting* December 11, 2025 10:00 a.m. Eastern Time Virtually at: www.virtualshareholdermeeting.com/SBFM2025

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. For 1. To elect five (5) persons to our Board of Directors, until the 2026 Annual Meeting of Shareholders and until their successors are duly elected and qualified; 1) Dr. Steve N. Slilaty 2) Mr. Camille Sebaaly 3) Dr. Rabi Kiderchah 4) Mr. David Natan 5) Dr. Andrew Keller For 2. To ratify the appointment of M&K CPAS, PLLC as the Company’s independent registered public accountant to audit the Company’s financial books and records for its fiscal year ending December 31, 2025. For 3. To approve an amendment to the Company’s 2023 Equity Incentive Plan to increase the number of shares of common stock authorized for issuance thereunder to 683,000. Voting Items Board Recommends V80830 - P39827